UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2022

Date of reporting period:	September 1, 2021 – February 28, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Global Technology Fund

Semiannual report
2 | 28 | 22

This **global sector fund** invests in stocks of technology companies worldwide.

FUND SYMBOL
CLASS A
PGTAX

Putnam
Global Technology
Fund

Semiannual report
2 | 28 | 22

Message from the Trustees

April 5, 2022

Dear Fellow Shareholder:

Financial markets have been bumpy in recent months. Investors are weighing the risks of rising inflation, changes in Federal Reserve policy, the latest Covid-19 variants, and the global impact of the Russia-Ukraine conflict.

In times like these, it’s worth remembering the benefits of staying focused on your long-term financial goals. At Putnam, professional, active investors are working for you. They are monitoring risks while looking for strong potential investments for your fund. Learn more in the interview with your fund manager(s) in the following pages.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 7–8 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Returns for periods of less than one year are not annualized.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/22. See above and pages 7–8 for additional fund performance information. Index descriptions can be found on pages 12–13.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

2 Global Technology Fund

How was the investing environment for the six-month reporting period?

Global technology stocks posted losses for the period. Market volatility was driven by concerns about rising inflation, an uneven global economic recovery, the rapid spread of the Omicron variant of Covid-19, and the Russia-Ukraine War. Other key global equity market indexes also seesawed during the period. The S&P 500 Index, a broad measure of U.S. stocks, dropped 2.62%. Global technology stocks, as measured by the MSCI World Information Technology Index [ND], posted a loss of 6.86%.

Overall, for the period, there was a big divergence in performance within the technology sector. Value-style stocks in the technology industry began to rally and outperform growth-style stocks. In addition, mega- and large-cap stocks outperformed small- and mid-cap equities. Investors also favored hardware and semiconductor companies, and the stocks of those firms outperformed software and services stocks.

Global Technology Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 2/28/22. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/28/22. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Global Technology Fund

How did the fund perform in this environment?

For the six-month reporting period, Putnam Global Technology Fund returned –17.59% compared with the return of –6.86% of its benchmark, the MSCI World Information Technology Index [ND].

What were some stocks that helped performance during the period?

A top contributor was Renesas, which is the largest Japanese semiconductor company and among the world’s top three automotive semiconductor vendors. We like the trend of rising semiconductor content in automobiles as more internal combustion engine cars cede ground to electric vehicles, and more autonomous driving features are implemented. We believe Renesas will benefit from this trend. Over the years, Renesas has transformed itself into a truly global company with diverse end-market exposure. During the six-month reporting period, Renesas reported two consecutive quarters of strong earnings, leading to a material upward revision of earnings estimates. But due to its unfamiliarity with global investors, the stock still trades at a large discount to its global peers like NXP Semiconductors and Infineon Technologies. We expect the valuation gap to close over time as Renesas continues to deliver.

NVIDIA produces graphics processing units [GPUs] that are used for gaming and entertainment as well as artificial intelligence. The company maintains dominant market share [over 60%] in GPUs, which are central to the artificial intelligence architecture that enables autonomous driving. While this end market is small today, we believe it should become material to NVIDIA as autonomous vehicle production ramps up over the coming decade. Continued strength in gaming and data centers, NVIDIA’s two core businesses, drove the stock’s solid performance. We expect these businesses to grow and take market share. The stock remains a core position in the portfolio.

What holdings detracted from performance during the period?

An underweight position relative to the benchmark in Apple, the world’s largest smartphone maker by revenue, detracted from relative results. Apple was a strong performer during the period. The company reported solid results and guidance in January 2022, debunking the bear thesis that its iPhone 13 product cycle would see revenues decline. More importantly, during market volatility, the stock remained resilient, holding its valuation multiples amid a sell-off in other stocks. The portfolio is underweight Apple, but we have narrowed the underweight relative to the benchmark for the purpose of risk control.

Another top detractor for the period was Lightspeed Commerce, a Canadian point-of-sale and e-commerce software provider. This company provides technology to help small and midsize businesses grow and run their operations. After strong performance for most of 2021 [up 77% through 9/22/21], Lightspeed struggled after the publication of a report in late September 2021. The report alleged the company exaggerated its finances. We reviewed the allegations, including engaging a forensic accounting firm, and found the report to be factually inaccurate in many instances. Unfortunately, that created a challenging backdrop for third-quarter results, which were below expectations. It sent the shares tumbling 28% in one day in early November. Negative momentum and correlation to other growth-style stocks carried shares lower into year-end. We believe the shares are attractive at current levels and we are maintaining the position.

Global Technology Fund 5

What is your outlook for the technology sector?

We are cautious on the technology sector over the short term. Major technology indexes, such as the PHLX Semiconductor Sector Index, have fallen below the long-term [10 year] average, implying a better risk/reward environment. However, rising inflation and heightened geopolitical risks suggest the potential for decreased demand and increased risk premiums. That could lead to lower earnings and lower valuation multiples, respectively, in our view.

Over the longer term, we continue to believe that technology companies will outperform the broader market given their central role in boosting global productivity. We will continue to manage the portfolio with fundamental research and bottom-up stock selection.

Thank you, Di, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

The fund had modest exposure to Russian securities at the end of the period. Holdings in Russian securities generally have experienced sharp declines in value as of early March 2022 and have been subject to liquidity and settlement constraints, as well as, in certain cases, U.S. and other governmental sanctions. We are closely monitoring governmental actions, including the issuance of sanctions, and related market developments.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Global Technology Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2022, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/22

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (12/18/08)
Before sales charge	19.40%	461.28%	18.83%	195.76%	24.22%	102.28%	26.47%	–10.65%	–17.59%
After sales charge	18.87	429.00	18.13	178.75	22.76	90.65	24.00	–15.78	–22.33
Class C (12/18/08)
Before CDSC	18.86	428.17	18.11	184.87	23.29	97.75	25.52	–11.32	–17.90
After CDSC	18.86	428.17	18.11	184.87	23.29	97.75	25.52	–12.02	–18.56
Class R (12/18/08)
Net asset value	19.10	447.24	18.53	192.14	23.91	100.79	26.16	–10.86	–17.68
Class R6 (5/22/18)
Net asset value	19.73	477.32	19.16	200.73	24.63	104.39	26.91	–10.34	–17.45
Class Y (12/18/08)
Net asset value	19.69	474.83	19.11	199.43	24.53	103.76	26.78	–10.44	–17.50

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class C share performance reflects conversion to class A shares after eight years.

Global Technology Fund 7

Comparative index returns For periods ended 2/28/22

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
MSCI World
Information
Technology Index	19.55%	457.88%	18.76%	195.56%	24.20%	109.58%	27.97%	12.55%	–6.86%
(ND)

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Fund price and distribution information For the six-month period ended 2/28/22

Distributions	Class A		Class C	Class R	Class R6	Class Y
Number	1		1	1	1	1
Income	—		—	—	—	—
Capital gains
Long-term gains	$7.263		$7.263	$7.263	$7.263	$7.263
Short-term gains	5.310		5.310	5.310	5.310	5.310
Total	$12.573		$12.573	$12.573	$12.573	$12.573
	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value
8/31/21	$72.06	$76.46	$63.96	$69.46	$74.76	$74.48
2/28/22	48.62	51.59	41.76	46.42	50.94	50.68

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/22

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (12/18/08)
Before sales charge	19.26%	437.94%	18.32%	181.95%	23.04%	99.10%	25.80%	–7.83%	–12.62%
After sales charge	18.73	407.01	17.63	165.74	21.59	87.65	23.34	–13.13	–17.64
Class C (12/18/08)
Before CDSC	18.72	406.29	17.61	171.55	22.11	94.64	24.86	–8.50	–12.93
After CDSC	18.72	406.29	17.61	171.55	22.11	94.64	24.86	–9.23	–13.62
Class R (12/18/08)
Net asset value	18.96	424.58	18.03	178.49	22.73	97.63	25.49	–8.06	–12.72
Class R6 (5/22/18)
Net asset value	19.59	453.81	18.67	186.81	23.46	101.21	26.25	–7.49	–12.45
Class Y (12/18/08)
Net asset value	19.55	451.31	18.62	185.51	23.35	100.55	26.11	–7.60	–12.50

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

8 Global Technology Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class C	Class R	Class R6	Class Y
Total annual operating expenses for the fiscal
year ended 8/31/21	1.08%	1.83%	1.33%	0.73%	0.83%
Annualized expense ratio for the six-month
period ended 2/28/22*	1.06%	1.81%	1.31%	0.71%	0.81%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 9/1/21 to 2/28/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$4.79	$8.17	$5.92	$3.21	$3.67
Ending value (after expenses)	$824.10	$821.00	$823.20	$825.50	$825.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (181); and then dividing that result by the number of days in the year (365).

Global Technology Fund 9

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 2/28/22, use the following calculation method. To find the value of your investment on 9/1/21, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.31	$9.05	$6.56	$3.56	$4.06
Ending value (after expenses)	$1,019.54	$1,015.82	$1,018.30	$1,021.27	$1,020.78

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (181); and then dividing that result by the number of days in the year (365).

10 Global Technology Fund

Consider these risks before investing

International investing involves currency, economic, and political risks. Emerging market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. The technology industries may be affected by technological obsolescence, short product cycles, falling prices and profits, competitive pressures, and general market conditions.

The fund concentrates on a limited group of industries and is non-diversified. Because the fund may invest in fewer issuers than a diversified fund, it is vulnerable to common economic forces and may result in greater losses and volatility. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

Global Technology Fund 11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class C shares and assumes redemption at the end of the period. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Information Technology Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the information technology sector. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

12 Global Technology Fund

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2022, Putnam employees had approximately $526,000,000 and the Trustees had approximately $77,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Global Technology Fund 13

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

14 Global Technology Fund

The fund’s portfolio 2/28/22 (Unaudited)

COMMON STOCKS (99.8%)*	Shares	Value
Entertainment (5.7%)
Activision Blizzard, Inc.	466,962	$38,057,403
Sea, Ltd. ADR (Singapore) †	104,444	15,207,046
		53,264,449
Health-care equipment and supplies (2.3%)
Hoya Corp. (Japan)	161,300	21,248,016
		21,248,016
Interactive media and services (3.3%)
Baidu, Inc. Class A (China) †	1,394,504	26,592,836
Yandex NV Class A (Russia) † F S	362,382	4,947,222
		31,540,058
Internet and direct marketing retail (9.1%)
Alibaba Group Holding, Ltd. (China) †	1,507,492	19,907,591
Amazon.com, Inc. †	15,968	49,041,880
JD.com, Inc. Class A (China) †	453,024	16,309,347
		85,258,818
IT Services (12.7%)
Fidelity National Information Services, Inc.	376,126	35,818,479
Mastercard, Inc. Class A	100,207	36,156,690
Network International Holdings PLC (United Arab Emirates) †	2,579,284	7,635,623
Visa, Inc. Class A	185,739	40,141,913
		119,752,705
Professional services (7.5%)
Clarivate PLC (United Kingdom) †	2,333,530	34,956,279
Thomson Reuters Corp. (Canada)	356,021	35,975,922
		70,932,201
Semiconductors and semiconductor equipment (21.6%)
ASML Holding NV (Netherlands)	28,905	19,054,258
Novatek Microelectronics Corp. (Taiwan)	1,625,000	26,604,992
NVIDIA Corp.	189,724	46,264,197
ON Semiconductor Corp. †	325,697	20,391,889
Renesas Electronics Corp. (Japan) †	3,850,700	45,903,722
Sino-American Silicon Products, Inc. (Taiwan)	1,281,000	8,364,214
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	1,727,000	36,771,352
		203,354,624
Software (30.6%)
Adobe, Inc. †	87,168	40,766,730
Bill.com Holdings, Inc. †	65,099	15,485,750
Dynatrace, Inc. †	463,028	20,567,704
Intuit, Inc.	78,625	37,297,341
Lightspeed Commerce, Inc. (Canada) †	522,582	13,729,373
Microsoft Corp.	336,479	100,536,562
RingCentral, Inc. Class A †	83,605	10,938,878
salesforce.com, Inc. †	233,889	49,240,651
		288,562,989
Technology hardware, storage, and peripherals (7.0%)
Apple, Inc.	300,974	49,696,827
Xerox Holdings Corp.	800,580	15,779,432
		65,476,259
Total common stocks (cost $843,935,419)		$939,390,119

Global Technology Fund 15

SHORT-TERM INVESTMENTS (1.4%)*		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 0.13% [d]	Shares	6,310,267	$6,310,267
Putnam Short Term Investment Fund Class P 0.12% L	Shares	3,688,626	3,688,626
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% P	Shares	360,000	360,000
U.S. Treasury Bills 0.031%, 4/21/22		$739,000	738,812
U.S. Treasury Bills zero%, 7/21/22 [i]		191,000	190,599
U.S. Treasury Bills 0.024%, 5/19/22 ∆		1,770,000	1,768,818
U.S. Treasury Cash Management Bills 0.197%, 5/3/22 ∆		300,000	299,879
Total short-term investments (cost $13,358,126)			$13,357,001

TOTAL INVESTMENTS
Total investments (cost $857,293,545)	$952,747,120

Key to holding’s abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2021 through February 28, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $941,735,937.
†	This security is non-income-producing.
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $1,542,118 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
[d]	Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
F	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
At the close of the reporting period, the fund maintained liquid assets totaling $1,876,056 to cover certain derivative contracts.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY ⌂
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
United States	64.8%	Netherlands	2.0%
Taiwan	7.6	Singapore	1.6
Japan	7.1	United Arab Emirates	0.8
China	6.6	Russia	0.5
Canada	5.3	Total	100.0%
United Kingdom	3.7

16 Global Technology Fund

FORWARD CURRENCY CONTRACTS at 2/28/22 (aggregate face value $457,593,413) (Unaudited)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	British Pound	Sell	3/16/22	$15,162,640	$15,048,718	$(113,922)
	Euro	Buy	3/16/22	11,075,278	11,231,949	(156,671)
	New Taiwan Dollar	Sell	5/18/22	36,013,680	36,075,484	61,804
	Swedish Krona	Sell	3/16/22	7,704,215	8,087,349	383,134
Barclays Bank PLC
	British Pound	Buy	3/16/22	10,780,509	11,107,105	(326,596)
	Euro	Sell	3/16/22	6,550,189	6,634,879	84,690
	New Taiwan Dollar	Sell	5/18/22	36,013,677	36,088,383	74,706
Citibank, N.A.
	British Pound	Buy	3/16/22	4,051,546	4,082,293	(30,747)
	Canadian Dollar	Sell	4/20/22	22,483,306	22,368,080	(115,226)
	Euro	Buy	3/16/22	5,440,428	5,510,526	(70,098)
Goldman Sachs International
	British Pound	Sell	3/16/22	3,220,119	3,195,479	(24,640)
	Chinese Yuan (Offshore)	Sell	5/18/22	12,192,457	12,091,087	(101,370)
	Euro	Buy	3/16/22	9,782,540	9,910,070	(127,530)
	Israeli Shekel	Buy	4/20/22	3,447,315	3,550,602	(103,287)
	Swedish Krona	Buy	3/16/22	5,571,732	5,576,318	(4,586)
HSBC Bank USA, National Association
	Australian Dollar	Buy	4/20/22	1,244,183	1,226,972	17,211
	British Pound	Buy	3/16/22	3,339,124	3,314,111	25,013
	Canadian Dollar	Sell	4/20/22	1,309,305	1,302,566	(6,739)
	Chinese Yuan (Offshore)	Sell	5/18/22	58,346,775	57,870,706	(476,069)
	Euro	Sell	3/16/22	3,589,332	3,635,705	46,373
JPMorgan Chase Bank N.A.
	British Pound	Sell	3/16/22	16,859,436	16,733,710	(125,726)
	Canadian Dollar	Buy	4/20/22	5,003,339	5,075,308	(71,969)
	Euro	Buy	3/16/22	3,898,073	3,948,866	(50,793)
	Singapore Dollar	Sell	5/18/22	15,703,146	15,834,849	131,703
	Swedish Krona	Sell	3/16/22	3,067,435	3,200,571	133,136
	Swiss Franc	Buy	3/16/22	1,568,179	1,568,658	(479)

Global Technology Fund 17

FORWARD CURRENCY CONTRACTS at 2/28/22 (aggregate face value $457,593,413) (Unaudited) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC
	British Pound	Buy	3/16/22	$6,551,730	$6,502,163	$49,567
	Canadian Dollar	Sell	4/20/22	1,580,745	1,578,634	(2,111)
	Euro	Sell	3/16/22	15,601,489	15,585,621	(15,868)
	Japanese Yen	Buy	5/18/22	1,264,225	1,287,040	(22,815)
NatWest Markets PLC
	British Pound	Sell	3/16/22	1,719,740	1,706,554	(13,186)
	Chinese Yuan (Offshore)	Buy	5/18/22	8,745,963	8,674,304	71,659
State Street Bank and Trust Co.
	Australian Dollar	Sell	4/20/22	278,520	293,032	14,512
	British Pound	Sell	3/16/22	14,145,796	14,080,454	(65,342)
	Chinese Yuan (Offshore)	Sell	5/18/22	2,864,776	2,817,957	(46,819)
	Euro	Buy	3/16/22	1,476,053	1,588,227	(112,174)
	Israeli Shekel	Buy	4/20/22	1,942,821	2,001,960	(59,139)
	Singapore Dollar	Buy	5/18/22	2,948,678	2,971,283	(22,605)
	Swedish Krona	Buy	3/16/22	4,154,361	4,200,302	(45,941)
Toronto-Dominion Bank
	Chinese Yuan (Offshore)	Buy	5/18/22	2,450,458	2,451,385	(927)
	Euro	Buy	3/16/22	11,127,894	11,272,953	(145,059)
UBS AG
	British Pound	Sell	3/16/22	4,025,518	3,994,523	(30,995)
	Canadian Dollar	Sell	4/20/22	18,664,204	18,569,017	(95,187)
	Euro	Buy	3/16/22	5,924,182	6,001,349	(77,167)
	Japanese Yen	Sell	5/18/22	28,767,968	28,922,085	154,117
	New Zealand Dollar	Buy	4/20/22	1,197,564	1,206,934	(9,370)
	Swedish Krona	Buy	3/16/22	5,392,616	5,315,149	77,467
WestPac Banking Corp.
	British Pound	Sell	3/16/22	4,542,862	4,479,166	(63,696)
	Euro	Buy	3/16/22	7,721,877	7,822,977	(101,100)
Unrealized appreciation						1,325,092
Unrealized (depreciation)						(2,835,949)
Total						$(1,510,857)
* The exchange currency for all contracts listed is the United States Dollar.

18 Global Technology Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$53,264,449	$26,592,836	$4,947,222
Consumer discretionary	49,041,880	36,216,938	—
Health care	—	21,248,016	—
Industrials	70,932,201	—	—
Information technology	532,812,416	144,334,161	—
Total common stocks	706,050,946	228,391,951	4,947,222
Short-term investments	360,000	12,997,001	—
Totals by level	$706,410,946	$241,388,952	$4,947,222

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(1,510,857)	$—
Totals by level	$—	$(1,510,857)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Global Technology Fund 19

Statement of assets and liabilities 2/28/22 (Unaudited)

ASSETS
Investment in securities, at value, including $4,859,069 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $847,294,652)	$942,748,227
Affiliated issuers (identified cost $9,998,893) (Notes 1 and 5)	9,998,893
Foreign currency (cost $837) (Note 1)	831
Dividends, interest and other receivables	422,584
Receivable for shares of the fund sold	1,296,789
Unrealized appreciation on forward currency contracts (Note 1)	1,325,092
Prepaid assets	73,286
Total assets	955,865,702

LIABILITIES
Payable to custodian	299
Payable for shares of the fund repurchased	3,304,206
Payable for compensation of Manager (Note 2)	466,637
Payable for custodian fees (Note 2)	32,115
Payable for investor servicing fees (Note 2)	256,195
Payable for Trustee compensation and expenses (Note 2)	18,900
Payable for administrative services (Note 2)	3,317
Payable for distribution fees (Note 2)	244,423
Unrealized depreciation on forward currency contracts (Note 1)	2,835,949
Collateral on securities loaned, at value (Note 1)	6,310,267
Collateral on certain derivative contracts, at value (Notes 1 and 8)	550,599
Other accrued expenses	106,858
Total liabilities	14,129,765

Net assets	$941,735,937

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$818,938,961
Total distributable earnings (Note 1)	122,796,976
Total — Representing net assets applicable to capital shares outstanding	$941,735,937

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($433,841,953 divided by 8,922,780 shares)	$48.62
Offering price per class A share (100/94.25 of $48.62)*	$51.59
Net asset value and offering price per class C share ($60,286,316 divided by 1,443,524 shares)**	$41.76
Net asset value, offering price and redemption price per class R share
($5,780,372 divided by 124,527 shares)	$46.42
Net asset value, offering price and redemption price per class R6 share
($74,477,556 divided by 1,461,929 shares)	$50.94
Net asset value, offering price and redemption price per class Y share
($367,349,740 divided by 7,247,749 shares)	$50.68

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

20 Global Technology Fund

Statement of operations Six months ended 2/28/22 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $107,550)	$2,454,922
Interest (including interest income of $3,856 from investments in affiliated issuers) (Note 5)	5,204
Securities lending (net of expenses) (Notes 1 and 5)	29,662
Total investment income	2,489,788

EXPENSES
Compensation of Manager (Note 2)	3,482,776
Investor servicing fees (Note 2)	823,140
Custodian fees (Note 2)	55,498
Trustee compensation and expenses (Note 2)	22,902
Distribution fees (Note 2)	1,037,840
Administrative services (Note 2)	19,040
Other	195,482
Total expenses	5,636,678
Expense reduction (Note 2)	(418)
Net expenses	5,636,260

Net investment loss	(3,146,472)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	77,773,117
Foreign currency transactions (Note 1)	(73,901)
Forward currency contracts (Note 1)	(2,639,151)
Total net realized gain	75,060,065
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(279,018,836)
Assets and liabilities in foreign currencies	(3,519)
Forward currency contracts	(1,047,650)
Total change in net unrealized depreciation	(280,070,005)

Net loss on investments	(205,009,940)

Net decrease in net assets resulting from operations	$(208,156,412)

The accompanying notes are an integral part of these financial statements.

Global Technology Fund 21

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 2/28/22*	Year ended 8/31/21
Operations
Net investment loss	$(3,146,472)	$(2,839,744)
Net realized gain on investments
and foreign currency transactions	75,060,065	187,551,152
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(280,070,005)	126,245,946
Net increase (decrease) in net assets resulting
from operations	(208,156,412)	310,957,354
Distributions to shareholders (Note 1):
From ordinary income
Net realized short-term gain on investments
Class A	(41,127,362)	(44,984,118)
Class C	(6,501,099)	(8,682,022)
Class R	(618,383)	(596,023)
Class R6	(6,685,528)	(4,840,747)
Class Y	(34,545,546)	(41,191,377)
From net realized long-term gain on investments
Class A	(56,253,865)	(11,000,545)
Class C	(8,892,182)	(2,123,173)
Class R	(845,822)	(145,757)
Class R6	(9,144,442)	(1,183,797)
Class Y	(47,251,280)	(10,073,281)
Increase from capital share transactions (Note 4)	132,885,076	203,459,715
Total increase (decrease) in net assets	(287,136,845)	389,596,229

NET ASSETS
Beginning of period	1,228,872,782	839,276,553
End of period	$941,735,937	$1,228,872,782

* Unaudited.

The accompanying notes are an integral part of these financial statements.

22 Global Technology Fund

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Global Technology Fund 23

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
February 28, 2022**	$72.06	(.20)	(10.67)	(10.87)	—	(12.57)	(12.57)	$48.62	(17.59)*	$433,842	.53*	(.31)*	27*
August 31, 2021	60.54	(.22)	20.53	20.31	—	(8.79)	(8.79)	72.06	36.01	560,260	1.08	(.34)	79
August 31, 2020	38.37	(.18)	23.39	23.21	(.16)	(.88)	(1.04)	60.54	61.70	405,900	1.10	(.39)	90
August 31, 2019	40.23	(.02)	.90	.88	(.06)	(2.68)	(2.74)	38.37	4.79	201,717	1.16[d]	(.05)	101
August 31, 2018	34.20	(.10)	8.51	8.41	—	(2.38)	(2.38)	40.23	25.71	223,208	1.15	(.26)	93
August 31, 2017	24.69	(.11)	9.83	9.72	(.16)	(.05)	(.21)	34.20	39.66	89,449	1.28[e]	(.36) [e]	61
Class C
February 28, 2022**	$63.96	(.38)	(9.25)	(9.63)	—	(12.57)	(12.57)	$41.76	(17.90)*	$60,286	.90*	(.68)*	27*
August 31, 2021	54.96	(.64)	18.43	17.79	—	(8.79)	(8.79)	63.96	34.99	81,559	1.83	(1.09)	79
August 31, 2020	35.03	(.47)	21.28	20.81	—	(.88)	(.88)	54.96	60.51	67,033	1.85	(1.15)	90
August 31, 2019	37.24	(.26)	.73	.47	—	(2.68)	(2.68)	35.03	3.96	40,581	1.91[d]	(.78)	101
August 31, 2018	32.05	(.36)	7.93	7.57	—	(2.38)	(2.38)	37.24	24.77	38,911	1.90	(1.01)	93
August 31, 2017	23.19	(.31)	9.26	8.95	(.04)	(.05)	(.09)	32.05	38.69	17,490	2.03[e]	(1.11)[e]	61
Class R
February 28, 2022**	$69.46	(.26)	(10.21)	(10.47)	—	(12.57)	(12.57)	$46.42	(17.68)*	$5,780	.65*	(.43)*	27*
August 31, 2021	58.76	(.37)	19.86	19.49	—	(8.79)	(8.79)	69.46	35.67	7,762	1.33	(.59)	79
August 31, 2020	37.31	(.28)	22.72	22.44	(.11)	(.88)	(.99)	58.76	61.32	4,854	1.35	(.64)	90
August 31, 2019	39.28	(.11)	.84	.73	(.02)	(2.68)	(2.70)	37.31	4.48	2,054	1.41[d]	(.31)	101
August 31, 2018	33.52	(.18)	8.32	8.14	—	(2.38)	(2.38)	39.28	25.42	1,618	1.40	(.49)	93
August 31, 2017	24.23	(.18)	9.65	9.47	(.13)	(.05)	(.18)	33.52	39.34	577	1.53[e]	(.62)[e]	61
Class R6
February 28, 2022**	$74.76	(.08)	(11.17)	(11.25)	—	(12.57)	(12.57)	$50.94	(17.45)*	$74,478	.35*	(.13)*	27*
August 31, 2021	62.33	.01	21.21	21.22	—	(8.79)	(8.79)	74.76	36.48	67,237.73		.01	79
August 31, 2020	39.46	—[f]	24.05	24.05	(.30)	(.88)	(1.18)	62.33	62.30	31,970.74		(.01)	90
August 31, 2019	41.23	.13	.91	1.04	(.13)	(2.68)	(2.81)	39.46	5.15	11,827	.77[d]	.36	101
August 31, 2018 †	40.38	.05	.80	.85	—	—	—	41.23	2.11*	10,457	.22*	.11*	93
Class Y
February 28, 2022**	$74.48	(.12)	(11.11)	(11.23)	—	(12.57)	(12.57)	$50.68	(17.50)*	$367,350	.40*	(.19)*	27*
August 31, 2021	62.18	(.06)	21.15	21.09	—	(8.79)	(8.79)	74.48	36.34	512,055.83		(.09)	79
August 31, 2020	39.36	(.06)	24.01	23.95	(.25)	(.88)	(1.13)	62.18	62.13	329,520.85		(.13)	90
August 31, 2019	41.22	.07	.90	.97	(.15)	(2.68)	(2.83)	39.36	4.99	137,030	.91[d]	.19	101
August 31, 2018	34.90	.01	8.69	8.70	—	(2.38)	(2.38)	41.22	26.04	174,933.90		.02	93
August 31, 2017	25.16	(.03)	10.03	10.00	(.21)	(.05)	(.26)	34.90	40.10	66,220	1.03[e]	(.11)[e]	61

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

24 Global Technology Fund	Global Technology Fund 25

Financial highlights cont.

* Not annualized.

** Unaudited.

† For the period May 22, 2018 (commencement of operations) to August 31, 2018.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of merger costs allocated to the fund in connection with the merger of Putnam Global Communication Fund which amounted to 0.04% as a percentage of average net assets.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
August 31, 2017	0.04%

f Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

26 Global Technology Fund

Notes to financial statements 2/28/22 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2021 through February 28, 2022.

Putnam Global Technology Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. For this non-diversified fund concentrating in the technology industries, the fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in securities of companies in the technology industries. This policy may be changed only after 60 days’ notice to shareholders. Potential investments include companies that have, or will develop, products, processes or services that will provide advances and improvements through technology to consumers, enterprises and governments worldwide. Putnam Management may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes, and may engage in short sales of securities.

The use of the term “global” in the fund’s name is meant to emphasize that Putnam Management looks for investment opportunities on a worldwide basis and that our investment strategies are not constrained by the countries or regions in which companies are located. Under normal market conditions, the fund intends to invest in at least five different countries and at least 40% of its net assets in securities of foreign companies (or, if less, at least the percentage of net assets that is ten percentage points less than the percentage of the fund’s benchmark represented by foreign companies, as determined by the providers of the benchmark).

The fund offers class A, class C, class R, class R6 and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class C and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Global Technology Fund 27

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition

28 Global Technology Fund

of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early

Global Technology Fund 29

termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,787,185 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $1,542,118 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $6,310,267 and the value of securities loaned amounted to $4,859,069.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $856,961,589, resulting in gross unrealized appreciation and depreciation of $223,900,178 and $129,625,504, respectively, or net unrealized appreciation of $94,274,674.

30 Global Technology Fund

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,
0.730%	of the next $5 billion,	0.560%	of the next $50 billion,
0.680%	of the next $10 billion,	0.550%	of the next $100 billion and
0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.302% of the fund’s average net assets.

Putnam Management has contractually agreed, through December 30, 2022, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution

Global Technology Fund 31

accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$393,098	Class R6	18,710
Class C	55,706	Class Y	350,080
Class R	5,546	Total	$823,140

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $418 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $794, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$650,484
Class C	1.00%	1.00%	368,980
Class R	1.00%	0.50%	18,376
Total			$1,037,840

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $74,172 from the sale of class A shares and received no monies and $87 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $74 on class A redemptions.

32 Global Technology Fund

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$309,334,566	$386,510,600
U.S. government securities (Long-term)	—	—
Total	$309,334,566	$386,510,600

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 2/28/22		YEAR ENDED 8/31/21
Class A	Shares	Amount	Shares	Amount
Shares sold	784,797	$50,549,888	2,655,485	$173,816,829
Shares issued in connection with
reinvestment of distributions	1,703,252	96,727,699	903,467	55,653,547
	2,488,049	147,277,587	3,558,952	229,470,376
Shares repurchased	(1,340,296)	(80,670,350)	(2,488,167)	(158,530,057)
Net increase	1,147,753	$66,607,237	1,070,785	$70,940,319

	SIX MONTHS ENDED 2/28/22		YEAR ENDED 8/31/21
Class C	Shares	Amount	Shares	Amount
Shares sold	77,842	$4,338,124	249,605	$14,553,151
Shares issued in connection with
reinvestment of distributions	314,224	15,349,825	196,222	10,784,358
	392,066	19,687,949	445,827	25,337,509
Shares repurchased	(223,768)	(11,877,355)	(390,345)	(22,652,705)
Net increase	168,298	$7,810,594	55,482	$2,684,804

	SIX MONTHS ENDED 2/28/22		YEAR ENDED 8/31/21
Class R	Shares	Amount	Shares	Amount
Shares sold	16,439	$1,014,825	69,646	$4,437,194
Shares issued in connection with
reinvestment of distributions	26,702	1,448,297	12,314	732,565
	43,141	2,463,122	81,960	5,169,759
Shares repurchased	(30,358)	(1,622,228)	(52,823)	(3,327,912)
Net increase	12,783	$840,894	29,137	$1,841,847

Global Technology Fund 33

	SIX MONTHS ENDED 2/28/22		YEAR ENDED 8/31/21
Class R6	Shares	Amount	Shares	Amount
Shares sold	535,340	$36,572,744	602,928	$40,454,118
Shares issued in connection with
reinvestment of distributions	258,871	15,392,457	94,488	6,024,544
	794,211	51,965,201	697,416	46,478,662
Shares repurchased	(231,675)	(14,199,651)	(310,921)	(20,822,535)
Net increase	562,536	$37,765,550	386,495	$25,656,127

	SIX MONTHS ENDED 2/28/22		YEAR ENDED 8/31/21
Class Y	Shares	Amount	Shares	Amount
Shares sold	962,262	$64,025,894	3,305,766	$220,307,750
Shares issued in connection with
reinvestment of distributions	1,370,432	81,088,462	798,530	50,754,569
	2,332,694	145,114,356	4,104,296	271,062,319
Shares repurchased	(1,960,104)	(125,253,555)	(2,528,683)	(168,725,701)
Net increase	372,590	$19,860,801	1,575,613	$102,336,618

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 8/31/21	cost	proceeds	income	of 2/28/22
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$32,116,185	$274,848,241	$300,654,159	$23,943	$6,310,267
Putnam Short Term
Investment Fund**	8,321,705	160,648,347	165,281,426	3,856	3,688,626
Total Short-term
investments	$40,437,890	$435,496,588	$465,935,585	$27,799	$9,998,893

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1).Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund concentrates a majority of its investments in the technology sector, which involves more risk than a fund that invests more broadly.

34 Global Technology Fund

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$596,800,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$1,325,092	Payables	$2,835,949
Total		$1,325,092		$2,835,949

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$(2,639,151)	$(2,639,151)
Total	$(2,639,151)	$(2,639,151)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$(1,047,650)	$(1,047,650)
Total	$(1,047,650)	$(1,047,650)

Global Technology Fund 35

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
Forward currency contracts#	$444,938	$159,396	$—	$—	$88,597	$264,839	$49,567	$71,659	$14,512	$—	$231,584	$—	$1,325,092
Total Assets	$444,938	$159,396	$—	$—	$88,597	$264,839	$49,567	$71,659	$14,512	$—	$231,584	$—	$1,325,092
Liabilities:
Forward currency contracts#	270,593	326,596	216,071	361,413	482,808	248,967	40,794	13,186	352,020	145,986	212,719	164,796	2,835,949
Total Liabilities	$270,593	$326,596	$216,071	$361,413	$482,808	$248,967	$40,794	$13,186	$352,020	$145,986	$212,719	$164,796	$2,835,949
Total Financial and Derivative Net Assets	$174,345	$(167,200)	$(216,071)	$(361,413)	$(394,211)	$15,872	$8,773	$58,473	$(337,508)	$(145,986)	$18,865	$(164,796)	$(1,510,857)
Total collateral received (pledged)†##	$174,345	$(167,200)	$—	$(324,805)	$(394,211)	$(19,988)	$(131,921)	$—	$(318,853)	$(145,986)	$18,865	$—
Net amount	$—	$—	$(216,071)	$(36,608)	$—	$35,860	$140,694	$58,473	$(18,655)	$—	$—	$(164,796)
Controlled collateral received (including TBA
commitments)**	$190,599	$—	$—	$—	$—	$—	$—	$—	$—	$—	$360,000	$—	$550,599
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA
commitments)**	$—	$(170,897)	$—	$(324,805)	$(404,757)	$(19,988)	$(131,921)	$—	$(318,853)	$(170,897)	$—	$—	$(1,542,118)

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

36 Global Technology Fund	Global Technology Fund 37

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Emerging Markets Equity Fund	Convertible Securities Fund
Focused Equity Fund	Diversified Income Trust
Focused International Equity Fund	Floating Rate Income Fund
International Capital Opportunities Fund	Global Income Trust
International Equity Fund	Government Money Market Fund*
Multi-Cap Core Fund	High Yield Fund
Research Fund	Income Fund
Money Market Fund†
Global Sector	Mortgage Opportunities Fund
Global Health Care Fund	Mortgage Securities Fund
Global Technology Fund	Short Duration Bond Fund
Ultra Short Duration Income Fund
Growth
Growth Opportunities Fund	Tax-free Income
Small Cap Growth Fund	Intermediate-Term Municipal Income Fund
Sustainable Future Fund	Short-Term Municipal Income Fund
Sustainable Leaders Fund	Strategic Intermediate Municipal Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
International Value Fund
Large Cap Value Fund	State tax-free income funds:‡
Small Cap Value Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

38 Global Technology Fund

Absolute Return	Asset Allocation (cont.)
Fixed Income Absolute Return Fund	Putnam Retirement Advantage Maturity Fund
Multi-Asset Absolute Return Fund	Putnam Retirement Advantage 2065 Fund
Putnam Retirement Advantage 2060 Fund
Putnam PanAgora§	Putnam Retirement Advantage 2055 Fund
Putnam PanAgora Risk Parity Fund	Putnam Retirement Advantage 2050 Fund
Putnam Retirement Advantage 2045 Fund
Asset Allocation	Putnam Retirement Advantage 2040 Fund
Dynamic Risk Allocation Fund	Putnam Retirement Advantage 2035 Fund
George Putnam Balanced Fund	Putnam Retirement Advantage 2030 Fund
Putnam Retirement Advantage 2025 Fund
Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund	RetirementReady® Maturity Fund
Dynamic Asset Allocation Growth Fund	RetirementReady® 2065 Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

§ Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Global Technology Fund 39

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

40 Global Technology Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and BSA
Management, LLC	Liaquat Ahamed	Compliance Officer
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Martin Lemaire
	Katinka Domotorffy	Vice President and
Investment Sub-Advisors	Catharine Bond Hill	Derivatives Risk Manager
Putnam Investments Limited	Paul L. Joskow
16 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
The Putnam Advisory Company, LLC	Mona K. Sutphen
100 Federal Street		Alan G. McCormack
Boston, MA 02110	Officers	Vice President and
	Robert L. Reynolds	Derivatives Risk Manager
Marketing Services	President
Putnam Retail Management		Denere P. Poulack
Limited Partnership	James F. Clark	Assistant Vice President,
100 Federal Street	Vice President, Chief Compliance	Assistant Clerk, and
Boston, MA 02110	Officer, and Chief Risk Officer	Assistant Treasurer

Custodian	Nancy E. Florek	Janet C. Smith
State Street Bank	Vice President, Director of	Vice President,
and Trust Company	Proxy Voting and Corporate	Principal Financial Officer,
	Governance, Assistant Clerk,	Principal Accounting Officer,
Legal Counsel	and Assistant Treasurer	and Assistant Treasurer
Ropes & Gray LLP
	Michael J. Higgins	Stephen J. Tate
	Vice President, Treasurer,	Vice President and
	and Clerk	Chief Legal Officer

	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

This report is for the information of shareholders of Putnam Global Technology Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 28, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: April 28, 2022